Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2026 RESULTS

Houston, Texas

October 28, 2026

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2026.

Third Quarter 2026 Results

SEACOR Marine’s consolidated operating revenues for the third quarter of 2026 were $57.3 million, operating loss was $1.4 million, and direct vessel profit (“DVP”)(1) was $18.9 million. This compares to consolidated operating revenues of $59.2 million, operating income of $18.1 million, and DVP of $11.5 million in the third quarter of 2025, and consolidated operating revenues of $54.6 million, operating income of $16.0 million, and DVP of $7.9 million in the second quarter of 2026.

Notable third quarter items include:

•
Average day rates of $21,100, compared to $19,490 in the third quarter of 2025 and $20,227 in the second quarter of 2026.
•
71% utilization, compared to 66% in the third quarter of 2025 and 68% in the second quarter of 2026.
•
DVP margin of 33.1%, compared to 19.4% in the third quarter of 2025 and 14.5% in the second quarter of 2026.
•
3.3% decrease in revenues from the third quarter of 2025 and 4.8% increase from the second quarter of 2026.
•
Operating performance improved significantly; adjusting for all vessels sold during or after the third quarter of 2025, revenues increased by 25.6% from the third quarter of 2025 and 6.2% from the second quarter of 2026, and DVP increased by 110.9% from the third quarter of 2025 and 120.8% from the second quarter of 2026.

For the third quarter of 2026, net loss was $9.5 million ($0.36 loss per basic and diluted share). This compares to a net income for the third quarter of 2025 of $9.0 million ($0.35 earnings per basic and diluted share). Sequentially, the third quarter of 2026 results compare to a net income of $3.3 million ($0.13 earnings per basic share and $0.12 earnings per diluted share) in the second quarter of 2026.

Chief Executive Officer John Gellert commented:

“Our third quarter results reflect improved utilization, day rates and margins led by the performance of our platform supply vessel (“PSV”) fleet. These positive trends were partially offset by the ongoing maintenance for our two premium liftboats and lower utilization in our fast support vessel (“FSV”) fleet, especially in the Middle East. This reflects a softening market in the Middle East primarily due to delays in both construction and drilling projects in the region as a result of current operating conditions.

We look forward to taking delivery of our two newbuild PSVs in the coming months and remain confident in their charter prospects. We remain focused on operational execution and continue to implement our strategy of improving term coverage in less volatile markets.”

Separately, as previously announced on July 29, 2026, SEACOR Marine’s Board is continuing with its evaluation of strategic alternatives to maximize shareholder value with the assistance of independent financial advisors. The Board and management team remain fully committed to acting in the best interests of the Company and its stakeholders throughout this evaluation process. There can be no assurance that the strategic review process will result in any transaction or other strategic outcome. The Company has not established a timetable for completion of the review process and does not intend to disclose developments related to the review unless and until SEACOR Marine executes a definitive agreement with respect thereto, or the Board otherwise determines that further disclosure is appropriate or required.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, including our announcement of the commencement of a strategic review of the business, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Achievement of these expectations and strategic objectives, including any increase to shareholder value from the strategic review, business prospects, anticipated economic performance and financial condition involve significant known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Certain of these risks, uncertainties and other important factors are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For investors, contact:

InvestorRelations@seacormarine.com

For media, contact:

H/Advisors – U.S.

Dana Gorman / Amy Feng

dana.gorman@h-advisors.global / amy.feng@h-advisors.global

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Operating Revenues	$57,251	$59,194	$156,163	$175,503
Costs and Expenses:
Operating	38,317	47,684	122,574	139,105
Administrative and general	10,034	11,269	32,331	34,753
Lease expense	337	280	853	942
Depreciation and amortization	9,954	12,125	31,002	37,025
	58,642	71,358	186,760	211,825
(Losses) Gains on Asset Dispositions and Impairments, Net	(4)	30,230	38,791	55,202
Operating (Loss) Income	(1,395)	18,066	8,194	18,880
Other Income (Expense):
Interest income	420	297	1,354	1,105
Interest expense	(7,581)	(8,947)	(24,064)	(27,377)
Derivative gains, net	—	17	—	229
Foreign currency gains (losses), net	201	218	(302)	(3,097)
Gains on insurance claim settlement	—	4,581	—	4,581
Other, net	19	(221)	23	(221)
	(6,941)	(4,055)	(22,989)	(24,780)
(Loss) Income Before Income Tax Expense and Equity in (Losses) Earnings of 50% or Less Owned Companies	(8,336)	14,011	(14,795)	(5,900)
Income Tax Expense	1,074	5,410	7,233	8,822
(Loss) Income Before Equity in (Losses) Earnings of 50% or Less Owned Companies	(9,410)	8,601	(22,028)	(14,722)
Equity in (Losses) Earnings of 50% or Less Owned Companies	(54)	393	52	1,500
Net (Loss) Income	$(9,464)	$8,994	$(21,976)	$(13,222)

Net (Loss) Earnings Per Share:
Basic	$(0.36)	$0.35	$(0.85)	$(0.50)
Diluted	$(0.36)	$0.35	$(0.85)	$(0.50)
Weighted Average Common Stock Outstanding:
Basic	26,157,107	25,657,809	26,006,085	26,409,312
Diluted	26,157,107	25,887,710	26,006,085	26,409,312

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Time Charter Statistics:
Average Rates Per Day	$21,100	$20,227	$18,199	$17,519	$19,490
Fleet Utilization	71%	68%	59%	69%	66%
Fleet Available Days (2)	3,496	3,635	3,897	4,127	4,321
Operating Revenues:
Time charter	$52,163	$49,697	$41,957	$49,817	$55,958
Bareboat charter	846	834	828	843	846
Other marine services	4,242	4,099	1,497	1,669	2,390
	57,251	54,630	44,282	52,329	59,194
Costs and Expenses:
Operating:
Personnel	14,915	15,697	15,422	16,539	17,616
Repairs and maintenance	9,409	12,648	10,600	11,752	14,603
Drydocking	337	2,961	1,252	1,175	2,430
Insurance and loss reserves	3,646	2,698	1,792	1,570	1,948
Fuel, lubes and supplies	3,851	5,302	3,308	4,601	4,465
Other	6,159	7,378	5,199	7,030	6,622
	38,317	46,684	37,573	42,667	47,684
Direct Vessel Profit (1)	18,934	7,946	6,709	9,662	11,510
Other Costs and Expenses:
Lease expense	337	266	250	261	280
Administrative and general	10,034	12,343	9,954	12,730	11,269
Depreciation and amortization	9,954	10,718	10,330	10,045	12,125
	20,325	23,327	20,534	23,036	23,674
(Losses) Gains on Asset Dispositions and Impairments, Net	(4)	31,347	7,448	8,210	30,230
Operating (Loss) Income	(1,395)	15,966	(6,377)	(5,164)	18,066
Other Income (Expense):
Interest income	420	443	491	751	297
Interest expense	(7,581)	(8,244)	(8,239)	(8,673)	(8,947)
Derivative (losses) gains, net	—	—	—	(73)	17
Foreign currency gains (losses), net	201	(981)	478	(38)	218
Gains on insurance claim settlement	—	—	—	—	4,581
Other, net	19	4	—	32	(221)
	(6,941)	(8,778)	(7,270)	(8,001)	(4,055)
(Loss) Income Before Income Tax Expense and Equity in (Losses) Earnings of 50% or Less Owned Companies	(8,336)	7,188	(13,647)	(13,165)	14,011
Income Tax Expense	1,074	3,951	2,208	1,688	5,410
(Loss) Income Before Equity in (Losses) Earnings of 50% or Less Owned Companies	(9,410)	3,237	(15,855)	(14,853)	8,601
Equity in (Losses) Earnings of 50% or Less Owned Companies	(54)	56	50	231	393
Net (Loss) Income	$(9,464)	$3,293	$(15,805)	$(14,622)	$8,994

Net (Loss) Earnings Per Share:
Basic	$(0.36)	$0.13	$(0.61)	$(0.57)	$0.35
Diluted	$(0.36)	$0.12	$(0.61)	$(0.57)	$0.35
Weighted Average Common Stock Outstanding:
Basic	26,157	26,072	25,785	25,671	25,658
Diluted	26,157	26,354	25,785	25,671	25,888
Common Shares Outstanding at Period End	27,151	27,133	27,062	26,952	26,976

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Americas
Time Charter Statistics:
Average rates per day worked	$31,003	$28,394	$20,546	$18,188	$22,809
Fleet utilization	70%	58%	35%	50%	59%
Fleet available days (2)	828	935	1,369	1,477	1,561
Out-of-service days for repairs, maintenance and drydockings	136	153	190	127	198
Out-of-service days for cold-stacked status	—	—	61	92	116
Operating Revenues:
Time charter	$18,029	$15,518	$9,843	$13,560	$20,995
Bareboat charter	846	834	828	843	846
Other marine services	738	1,353	282	519	1,338
	19,613	17,705	10,953	14,922	23,179
Direct Costs and Expenses:
Operating:
Personnel	5,457	5,322	6,007	7,115	8,195
Repairs and maintenance	2,644	2,252	1,644	1,955	2,274
Drydocking	(55)	680	440	(102)	1,018
Insurance and loss reserves	511	787	423	465	1,011
Fuel, lubes and supplies	1,093	1,494	1,075	1,618	1,443
Other	2,241	3,271	1,384	3,096	1,882
	11,891	13,806	10,973	14,147	15,823
Direct Vessel Profit (Loss) (1)	$7,722	$3,899	$(20)	$775	$7,356
Other Costs and Expenses:
Lease expense	$213	$191	$177	$185	$202
Depreciation and amortization	2,393	3,168	3,166	2,917	4,592

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$18,854	$18,877	$18,711	$17,095	$17,983
Fleet utilization	80%	77%	78%	84%	75%
Fleet available days	1,748	1,741	1,538	1,559	1,656
Out-of-service days for repairs, maintenance and drydockings	123	195	202	144	229
Operating Revenues:
Time charter	$26,295	$25,248	$22,534	$22,317	$22,357
Other marine services	1,558	1,041	577	580	733
	27,853	26,289	23,111	22,897	23,090
Direct Costs and Expenses:
Operating:
Personnel	5,439	5,523	4,982	4,656	4,465
Repairs and maintenance	3,657	5,673	2,957	4,694	6,531
Drydocking	11	554	176	987	1,413
Insurance and loss reserves	633	504	330	481	326
Fuel, lubes and supplies	1,410	2,416	1,334	1,292	1,781
Other	3,142	3,154	3,192	2,558	3,573
	14,292	17,824	12,971	14,668	18,089
Direct Vessel Profit (1)	$13,561	$8,465	$10,140	$8,229	$5,001
Other Costs and Expenses:
Lease expense	$55	$—	$—	$8	$8
Depreciation and amortization	4,490	4,485	4,063	3,968	4,302

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$15,804	$15,588	$15,400	$17,587	$17,818
Fleet utilization	54%	60%	63%	73%	64%
Fleet available days	920	959	990	1,091	1,104
Out-of-service days for repairs, maintenance and drydockings	200	300	268	72	157
Operating Revenues:
Time charter	$7,839	$8,931	$9,580	$13,940	$12,606
Other marine services	1,946	1,705	638	570	319
	9,785	10,636	10,218	14,510	12,925
Direct Costs and Expenses:
Operating:
Personnel	4,019	4,852	4,433	4,768	4,956
Repairs and maintenance	3,108	4,723	5,999	5,103	5,798
Drydocking	381	1,727	636	290	(1)
Insurance and loss reserves	2,502	1,407	1,039	624	611
Fuel, lubes and supplies	1,348	1,392	899	1,691	1,241
Other	776	953	623	1,376	1,167
	12,134	15,054	13,629	13,852	13,772
Direct Vessel (Loss) Profit (1)	$(2,349)	$(4,418)	$(3,411)	$658	$(847)
Other Costs and Expenses:
Lease expense	$69	$75	$73	$68	$70
Depreciation and amortization	3,071	3,065	3,101	3,160	3,231

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
AHTS
Operating Revenues:
Time charter	$—	$—	$—	$—	$—
Other marine services	—	—	—	—	(7)
	—	—	—	—	(7)
Direct Costs and Expenses:
Operating:
Personnel	$—	$—	$—	$12	$11
Repairs and maintenance	—	—	—	—	(24)
Insurance and loss reserves	—	—	—	—	—
Fuel, lubes and supplies	—	—	—	1	3
Other	—	—	—	9	18
	—	—	—	22	8
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$—	$4	$4

FSV
Time Charter Statistics:
Average rates per day worked	$14,567	$14,411	$13,833	$14,114	$14,007
Fleet utilization	69%	74%	73%	75%	71%
Fleet available days	1,840	1,840	1,862	1,932	1,932
Out-of-service days for repairs, maintenance and drydockings	182	348	353	209	236
Out-of-service days for cold-stacked status	—	—	61	92	116
Operating Revenues:
Time charter	$18,448	$19,636	$18,929	$20,546	$19,131
Other marine services	1,755	1,819	471	492	566
	20,203	21,455	19,400	21,038	19,697
Direct Costs and Expenses:
Operating:
Personnel	$4,960	$5,416	$5,166	$4,980	$4,502
Repairs and maintenance	5,137	6,434	3,179	5,862	6,041
Drydocking	213	898	576	1,098	678
Insurance and loss reserves	682	951	663	509	270
Fuel, lubes and supplies	1,419	1,481	1,503	1,850	1,480
Other	2,503	2,548	1,683	2,147	2,889
	14,914	17,728	12,770	16,446	15,860
Other Costs and Expenses:
Depreciation and amortization	$4,729	$5,244	$4,719	$4,707	$4,695

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
PSV
Time Charter Statistics:
Average rates per day worked	$28,052	$28,443	$25,352	$20,118	$21,507
Fleet utilization	81%	70%	54%	68%	65%
Fleet available days (1)	1,380	1,427	1,585	1,735	1,748
Out-of-service days for repairs, maintenance and drydockings	94	114	37	48	161
Operating Revenues:
Time charter	$31,244	$28,622	$21,688	$23,801	$24,439
Bareboat charter	846	834	828	843	846
Other marine services	1,449	1,459	811	440	592
	33,539	30,915	23,327	25,084	25,877
Direct Costs and Expenses:
Operating:
Personnel	$8,241	$7,859	$7,348	$8,322	$7,882
Repairs and maintenance	2,198	2,865	2,801	3,501	4,618
Drydocking	(70)	803	133	(166)	1,113
Insurance and loss reserves	891	903	448	656	546
Fuel, lubes and supplies	1,724	3,290	1,201	1,985	2,030
Other	3,642	4,357	3,292	4,378	3,262
	16,626	20,077	15,223	18,676	19,451
Other Costs and Expenses:
Depreciation and amortization	$3,612	$3,565	$3,574	$3,301	$3,968

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Liftboats
Time Charter Statistics:
Average rates per day worked	$26,855	$16,417	$16,420	$26,703	$33,566
Fleet utilization	33%	24%	18%	45%	58%
Fleet available days	276	368	450	460	641
Out-of-service days for repairs, maintenance and drydockings	184	188	270	87	188
Operating Revenues:
Time charter	$2,471	$1,448	$1,340	$5,470	$12,388
Other marine services	687	789	178	359	1,128
	3,158	2,237	1,518	5,829	13,516
Direct Costs and Expenses:
Operating:
Personnel	$1,723	$2,409	$2,897	$3,241	$5,209
Repairs and maintenance	2,062	3,294	4,594	2,375	3,943
Drydocking	194	1,260	543	243	639
Insurance and loss reserves	1,932	844	943	415	1,145
Fuel, lubes and supplies	696	531	600	715	951
Other	3	497	182	564	407
	6,610	8,835	9,759	7,553	12,294
Other Costs and Expenses:
Depreciation and amortization	$1,589	$1,734	$2,027	$2,026	$3,450

Other Activity
Operating Revenues:
Time charter	—	$(9)	$—	$—	$—
Other marine services	351	32	37	378	111
	351	23	37	378	111
Direct Costs and Expenses:
Operating:
Personnel	$(9)	$13	$11	$(16)	$12
Repairs and maintenance	12	55	26	14	25
Insurance and loss reserves	141	—	(262)	(10)	(13)
Fuel, lubes and supplies	12	—	4	50	1
Other	11	(24)	42	(68)	46
	167	44	(179)	(30)	71
Other Costs and Expenses:
Lease expense	$337	$266	$250	$261	$280
Depreciation and amortization	24	175	10	7	8

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$41,924	$55,397	$38,721	$68,934	$90,953
Restricted cash	33,666	37,643	36,711	24,182	17,255
Receivables:
Trade, net of allowance for credit loss	66,828	61,955	69,200	64,522	62,788
Other	6,283	5,857	4,897	3,965	17,308
Inventories	2,038	2,061	2,746	2,196	2,552
Prepaid expenses and other	6,098	5,407	6,007	5,173	3,448
Assets held for sale	—	—	13,376	10,812	—
Total current assets	156,837	168,320	171,658	179,784	194,304
Property and Equipment:
Historical cost	747,581	754,369	752,640	776,833	797,381
Accumulated depreciation	(353,151)	(351,840)	(341,790)	(348,812)	(344,899)
	394,430	402,529	410,850	428,021	452,482
Construction in progress	61,485	56,594	52,429	47,002	40,394
Net property and equipment	455,915	459,123	463,279	475,023	492,876
Right-of-use asset - operating leases	784	933	929	982	903
Right-of-use asset - finance leases	102	14	17	19	22
Investments, at equity, and advances to 50% or less owned companies	956	3,009	2,951	2,938	2,707
Other assets	1,921	1,925	1,913	1,855	1,686
Total assets	$616,515	$633,324	$640,747	$660,601	$692,498
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$464	$549	$481	$405	$510
Current portion of finance lease liabilities	24	12	12	12	11
Current portion of long-term debt	31,048	30,699	30,350	30,000	30,000
Accounts payable	12,215	14,229	16,355	21,268	25,928
Other current liabilities	27,462	25,279	25,476	19,044	24,702
Total current liabilities	71,213	70,768	72,674	70,729	81,151
Long-term operating lease liabilities	477	559	470	607	567
Long-term finance lease liabilities	84	3	5	8	11
Long-term debt	281,935	289,503	297,072	304,644	311,858
Deferred income taxes	18,175	19,580	18,894	19,376	20,609
Deferred gains and other liabilities	489	599	3,794	565	639
Total liabilities	372,373	381,012	392,909	395,929	414,835
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	285	284	284	280	281
Additional paid-in capital	475,603	474,395	473,241	471,862	470,228
Accumulated deficit	(230,420)	(220,956)	(224,249)	(208,444)	(193,822)
Shares held in treasury	(11,470)	(11,470)	(11,428)	(9,691)	(9,639)
Accumulated other comprehensive income, net of tax	9,823	9,738	9,669	10,344	10,294
	243,821	251,991	247,517	264,351	277,342
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	244,142	252,312	247,838	264,672	277,663
Total liabilities and equity	$616,515	$633,324	$640,747	$660,601	$692,498

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Cash Flows from Operating Activities:
Net (Loss) Income	$(9,464)	$3,293	$(15,805)	$(14,622)	$8,994
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	9,954	10,718	10,330	10,045	12,125
Deferred financing costs amortization	43	43	42	173	(86)
Stock-based compensation expense	1,129	1,132	1,383	1,633	1,559
Debt discount amortization	238	237	236	243	236
Allowance for credit losses	(126)	64	57	(620)	627
Losses (gains) from equipment sales, retirements or impairments, net	4	(31,347)	(7,448)	(8,210)	(30,230)
Derivative losses (gains)	—	—	—	73	(17)
Interest on finance lease	2	—	1	1	1
Settlements on derivative transactions, net	—	—	—	65	—
Currency (gains) losses	(201)	981	(478)	38	(218)
Deferred income taxes	(1,405)	686	(482)	(1,233)	2,279
Equity losses (earnings)	54	(56)	(50)	(231)	(393)
Dividends received from equity investees	2,027	—	—	—	—
Changes in Operating Assets and Liabilities:
Accounts receivables	(5,045)	5,763	(5,735)	12,222	(6,700)
Other assets	(509)	1,415	(1,306)	(1,530)	1,385
Accounts payable and accrued liabilities	154	(6,107)	4,122	(10,246)	(221)
Net cash used in operating activities	(3,145)	(13,178)	(15,133)	(12,199)	(10,659)
Cash Flows from Investing Activities:
Purchases of property and equipment	(7,076)	(6,429)	(6,088)	(8,427)	(9,348)
Proceeds from disposition of property and equipment	201	44,737	12,778	13,087	76,068
Net cash (used in) provided by investing activities	(6,875)	38,308	6,690	4,660	66,720
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(7,500)	(7,500)	(7,500)	(7,500)
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	—	—	—	—	8,098
Payments on finance leases	(8)	(4)	(3)	(4)	(3)
Excise tax on stock repurchase	—	22	—	—	—
Proceeds from exercise of stock options	80	—	—	—	—
Tax withholdings on restricted stock vesting	—	(42)	(1,737)	(52)	—
Net cash (used in) provided by financing activities	(7,428)	(7,524)	(9,240)	(7,556)	595
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(2)	2	(1)	3	(3)
Net Change in Cash, Restricted Cash and Cash Equivalents	(17,450)	17,608	(17,684)	(15,092)	56,653
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	93,040	75,432	93,116	108,208	51,555
Cash, Restricted Cash and Cash Equivalents, End of Period	$75,590	$93,040	$75,432	$93,116	$108,208

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Total
September 30, 2026
FSV	20	20
PSV	15	15
Liftboats	3	3
	38	38
December 31, 2025
FSV	21	21
PSV	18	18
Liftboats	5	5
	44	44